UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2025 (July 18, 2025)

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-3-7564999
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0009 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $103.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Additional Nasdaq Staff Determination; Nasdaq Hearings Panel Consideration

On July 18, 2025, Silexion Therapeutics Corp (the “Company” or “Silexion”) received a letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the 30 consecutive business days preceding the letter, the closing bid price of the Company’s ordinary shares, par value $0.0009 per share (“ordinary shares”), was below the minimum $1.00 per share required for continued listing on The Nasdaq Stock Market LLC under Nasdaq Listing Rule 5550(a)(2) (the “bid price deficiency”). The Staff indicated in the letter that the Nasdaq hearings panel (which had previously ruled regarding the Company’s request to remain listed on Nasdaq, as described below) would consider the bid price deficiency in its decision as to whether to enable the Company to remain listed on the Nasdaq Capital Market.

The Nasdaq letter has no immediate effect on the listing of the ordinary shares, which will continue to trade on the Nasdaq Capital Market under the symbol “SLXN” at this time. Additionally, the Staff’s letter has no impact on the Company’s listed warrants to purchase ordinary shares, which will continue to trade as usual on the Nasdaq Capital Market under the symbol “SLXNW”.

As previously reported, following the favorable decision received by the Company from a Nasdaq hearings panel on July 7, 2025 for the hearing held on June 26, 2025, the continued listing of the Company’s securities on Nasdaq remains intact, subject to the fulfillment of certain conditions. As part of the hearing process, the Company disclosed to the hearings panel, and the panel noted in its decision, that the Company intends to effect a reverse share split to remedy the bid price deficiency. The ratio for that reverse share split was set by the Company’s board of directors at 1-for-15, and the reverse share split was approved by the Company’s shareholders at the Company’s 2025 annual general meeting that was completed on July 14, 2025. As announced by the Company on July 16, 2025, the effective time of the reverse share split will be after the close of trading on July 28, 2025, and the Company’s ordinary shares will begin trading on a reverse split-adjusted basis on the Nasdaq Capital Market at the open of the market on July 29, 2025. After a minimum of 10 consecutive trading days are completed following the prospective reverse share split, assuming that the bid price of the ordinary shares has closed above $1.00 each such trading day, it is expected that the Company will regain compliance with the bid price requirement.

There can be no assurance that Silexion will successfully meet the terms of its compliance plan and/or achieve and maintain compliance with the Equity Standard of the Nasdaq Capital Market by the September 19, 2025 deadline set by the Nasdaq hearings panel. There is furthermore no assurance that Silexion will successfully meet all other standards for listing on the Nasdaq Capital Market even if it initially successfully restores compliance by that deadline.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. Those statements include, without limitation, those related to: the Company’s ability to achieve at least $2.5 million of shareholders’ equity and meet the Equity Standard for continued listing on the Nasdaq Capital Market by the September 19, 2025 deadline set under the Company’s compliance plan; the Company’s expected cure of its listing deficiency for not maintaining a minimum bid price of at least $1.00 for 30 consecutive trading days via a reverse share split to be effected pre-market on July 29, 2025; the Company’s ability to comply, on an ongoing basis, with the Equity Standard and all other Nasdaq Listing Rules for maintenance of its listing on the Nasdaq Capital Market even after September 19, 2025; and all other statements that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, that: the Company may not be successful in effecting transactions that raise the Company’s shareholders’ equity to the minimum level of $2.5 million required to meet the Equity Standard of the Nasdaq Capital Market by September 19, 2025; and the Company may encounter other difficulties in maintaining compliance with the $2.5 million minimum shareholders’ equity level or other Nasdaq listing standards on an ongoing basis. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 18, 2025. That filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise those forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: July 21, 2025	By:	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer